                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         THE BOSTON BEER COMPANY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  $125 Per Exchange Act Rules O-11(c)(1)(ii), 14a-6(I)(2) or Item 22(a)(2) of
     Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         THE BOSTON BEER COMPANY, INC.

               NOTICE OF THE 2000 ANNUAL MEETING OF STOCKHOLDERS

                                  May 30, 2000

To the Stockholders:

  The 2000 Annual Meeting of the Stockholders of THE BOSTON BEER COMPANY, INC. (the "Corporation") will be held on Tuesday, May 30, 2000, at 10:00 a.m. at The Brewery located at 30 Germania Street, Jamaica Plain, Boston, Massachusetts, for the following purposes:

  1. The election by the holders of the Class A Common Stock of three (3) Class A Directors, each to serve for a term of one (1) year.

  2. For the election by the sole holder of the Class B Common Stock of four
     (4) Class B Directors, each to serve for a term of one (1) year.

  3. To consider and act upon any other business which may properly come before the meeting.

  The Board of Directors has fixed the close of business on March 31, 2000 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                          By order of the Board of Directors

                                          C. James Koch, Clerk

Boston, Massachusetts
April 14, 2000

                         THE BOSTON BEER COMPANY, INC.

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Boston Beer Company, Inc. (the "Corporation", which is sometimes referred to in this Proxy Statement, together with its affiliate, Boston Beer Company Limited Partnership (the "Partnership"), as the "Company") for use at the 2000 Annual Meeting of Stockholders to be held on Tuesday, May 30, 2000, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being mailed to stockholders is April 14, 2000.

  If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Clerk of the Corporation at any time before the proxy is exercised.

  The holders of a majority in interest of the issued and outstanding Class A Common Stock are required to be present in person or to be represented by proxy at the Meeting in order to constitute a quorum for the election of the Class A Directors. The election of each of the nominees for Class A Director, as hereinafter set forth in greater detail, will be decided by plurality vote of the holders of Class A Common Stock present in person or represented by proxy at the Meeting. The affirmative vote of the sole holder of the outstanding shares of Class B Common Stock voting in person or by proxy at the meeting is required to elect the Class B Directors, as hereinafter set forth in greater detail, and to approve all other matters listed in the notice of meeting.

  The Corporation will bear the cost of the solicitation. In addition to mailing this material to shareholders, the Corporation has asked banks and brokers to forward copies to persons for whom they hold stock of the Corporation and request authority for execution of the proxies. The Corporation will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers and regular employees of the Company, without being additionally compensated, may solicit proxies by mail, telephone, telegram, facsimile or personal contact. All reasonable proxy soliciting expenses will be paid by the Corporation in connection with the solicitation of votes for the Annual Meeting.

  The Corporation's principal executive offices are located at 75 Arlington Street, Boston, Massachusetts 02116, telephone number (617) 368-5000.

                       RECORD DATE AND VOTING SECURITIES

  Only stockholders of record at the close of business on March 31, 2000 are entitled to notice of and to vote at the meeting. On that date, the Corporation had outstanding and entitled to vote 14,352,056 shares of Class A Common Stock, $.01 par value per share, and 4,107,355 shares of Class B Common Stock, $.01 par value per share. Each outstanding share of the Corporation's Class A and Class B Common Stock entitles the record holder to one (1) vote on each matter properly brought before the Class. The 2,103,900 shares of Class A Common Stock, $.01 par value per share, held in treasury by the Company at March 31, 2000 are not deemed outstanding and, therefore, are not entitled to vote.

           Items 1 and 2. ELECTION OF CLASS A AND CLASS B DIRECTORS

  The Board of Directors proposes that the total number of Directors be fixed for the ensuing year at seven (7), consisting of three (3) Class A Directors to be elected by the holders of the Class A Common Stock for a term of one (1) year, and four (4) Class B Directors to be elected by the sole holder of the Class B Common Stock, also for a term of one (1) year.

  It is proposed that each of the three (3) nominees for Class A Director and each of the four (4) nominees for Class B Director listed below whose term expires at this meeting, be re-elected as Class A and Class B Directors, respectively, each to serve for a term of one year and until his successor is duly elected and qualified or until he sooner dies, resigns or is removed.

  The person named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominees named below. In the event that any of the nominees should become unavailable for election, which is not anticipated, the person named in the accompanying proxy will vote for such substitute nominees as the incumbent Class A Directors, acting pursuant to
Section 4.8 of the Corporation's By-Laws as a Nominating Committee, may nominate. As indicated below, except for Messrs. Cummin, Wing and Hiatt, all Directors are either Executive Officers of the Corporation or its subsidiaries or related to such Executive Officers.

  Nominees Proposed in Accordance with the Terms of the Articles of Organization and By-Laws of the Corporation. Set forth below are the nominees for election as Class A and Class B Directors, respectively, for terms ending in 2001 and certain information about each of them.

 Class A Directors:

                              Year First
                              Elected a       Position With the Corporation or Principal
     Name of Nominee      Age  Director          Occupation During the Past Five Years
     ---------------      --- ----------      ------------------------------------------
 Pearson C. Cummin, III..  57    1995    Mr. Cummin has served as a general partner of
                                         Consumer Venture Partners, a Greenwich, Connecticut
                                         based venture capital firm, since January 1986. He
                                         also serves as a Director of Pacific Sunwear of
                                         California, Inc. and Natural Wonders, Inc.

 James C. Kautz..........  69    1995    Mr. Kautz is a non-profit trustee, private investor
                                         and is the second cousin of the Company's founder
                                         and chief executive officer, C. James Koch. Until
                                         1999, Mr. Kautz was a limited partner of The Goldman
                                         Sachs Group, L.P.

 Robert N. Hiatt.........  63    1998    Mr. Hiatt was Chairman of Maybelline, Inc. from 1996
                                         until he retired in 1997. From 1990 until 1996, Mr.
                                         Hiatt was President and CEO of Maybelline, Inc. Mr.
                                         Hiatt also served as a Director of Genovese Drug
                                         Stores, Inc. from 1997 to 1999.

 Class B Directors:

                              Year First
                              Elected a       Position With the Corporation or Principal
     Name of Nominee      Age  Director          Occupation During the Past Five Years
     ---------------      --- ----------      ------------------------------------------
 C. James Koch...........  50    1995    Mr. Koch founded the Company in 1984 and has been
                                         the Chairman and Chief Executive Officer throughout
                                         the Company's history. Mr. Koch also serves as the
                                         Corporation's Clerk and is the Company's principal
                                         executive officer.

 Charles Joseph Koch.....  77    1995    Mr. Koch is the father of founder C. James Koch. In
                                         1989, Mr. Koch retired as founder and co-owner of
                                         Chemicals, Inc., a distributor of brewing and
                                         industrial chemicals in southwestern Ohio.

 John B. Wing............  53    1995    Mr. Wing has been Chairman and CEO of The Wing Group
                                         Limited, Co., a developer of energy projects in
                                         Turkey, Kuwait and China, since 1991.

 Martin F. Roper.........  37    1999    Mr. Roper has served as the President of the Company
                                         since December 1999. Mr. Roper joined the Company as
                                         Vice President of Manufacturing and Business
                                         Development in September 1994 and became the COO in
                                         April 1997. Prior to joining the Company, Mr. Roper
                                         had been President of the MEG Division of Steel
                                         Works, Inc. From July 1990 to October 1992, Mr.
                                         Roper was Executive Vice President of Blocksom & Co.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

  During the Corporation's 1999 fiscal year, there were five (5) meetings of the Board of Directors of the Corporation. All of the Directors, except for Charles J. Koch, attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors which they were entitled to attend and (ii) the total number of meetings held by Board of Directors committees on which they served which they were entitled to attend. In 1999, Mr. Charles J. Koch attended three (3) of the five (5) meetings of the Board of Directors. The Class A Directors in office from time to time serve as a nominating committee for the purpose of nominating persons for election as Class A Directors. The Corporation does not otherwise have a nominating committee.

  The Audit Committee of the Board of Directors reviews with the Corporation's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditors' fees for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. The present members of the Audit Committee are Pearson C. Cummin, III (Chairman), Robert N. Hiatt, James C. Kautz and John B. Wing. The Audit Committee met on three (3) occasions in 1999.

  The Corporation also has a Compensation Committee, whose purposes are to make recommendations to the full Board of Directors concerning the Corporation's Employee Equity Incentive Plan and to otherwise act with respect to matters of executive compensation. The members of such Committee are Pearson C. Cummin, III, Robert N. Hiatt, James C. Kautz (Chairman) and John B. Wing. The Compensation Committee met on two (2) occasions in 1999.

                  SECURITY OWNERSHIP OF PRINCIPAL HOLDERS OF
              VOTING SECURITIES, DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth certain information regarding beneficial ownership of the Company's Class A Common Stock and Class B Common Stock as of March 31, 2000 (i) by each person (or group of affiliated persons) known by the Company to be the beneficial owner(s) of more than five percent (5%) of the outstanding Class A Common Stock, (ii) by each Director of the Company,
(iii) by each person nominated as a Director of the Company, (iv) by the Company's Chief Executive Officer and the other officers named below in the Summary Compensation Table and (v) by all of the Company's executive officers and Directors as a group. Unless otherwise indicated, the individuals named below held sole voting and investment power over the shares listed below:

                                                 Shares Beneficially Owned(1)
           Named Executive Officers,             -------------------------------
         Directors and 5% Stockholders               Number          Percent
         -----------------------------           ---------------- --------------
C. James Koch(2)(3)............................         5,343,118         28.9%
Martin F. Roper(3)(4)..........................           389,148          2.1%
Richard P. Lindsay(3)(5).......................             5,700            *
Jeffrey D. White(3)(6).........................            11,647            *
Pearson C. Cummin, III(7)......................            73,923            *
James C. Kautz(3)(8)...........................           532,531          2.9%
Charles Joseph Koch(3)(9)......................            12,000            *
John B. Wing(10)...............................           381,892          2.1%
Robert N. Hiatt(3)(11).........................             8,000            *
All Directors and Executive Officers as a group
 (10 people)...................................         6,790,836         36.8%

--------
  *Less than 1% of the outstanding shares of Class A Common Stock.
 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes general voting and/or investment power with respect to securities. Shares of Class A Common Stock subject to options and warrants currently exercisable or exercisable within 60 days after the record date are deemed outstanding for computing the percentage of a person holding such options but are not deemed outstanding for computing the percentage of any other person. No shares of Class B Common Stock are subject to options or warrants. All shares are Class A Common Stock except for shares of Class B Common Stock held by C. James Koch. See Note 2 below.
 (2) Includes 4,107,355 shares of Class B Common Stock, constituting all of the outstanding shares of Class B Common Stock. Includes 353,107 shares of Class A Common Stock held in several trusts for the benefit of C. James Koch and certain of his family members; does not include shares deposited in Exchange Funds which have been treated as sales for reporting purposes. Includes options to acquire 5,927 shares of Class A Common Stock exercisable currently or within 60 days.
 (3) Executive officer and/or Director and/or nominee for Director of the Company. Mailing address is c/o The Boston Beer Company, Inc., 75 Arlington Street, Boston, MA 02116.
 (4) Includes options to acquire 389,148 shares of Class A Common Stock exercisable currently or within 60 days.
 (5) Includes options to acquire 5,500 shares of Class A Common Stock exercisable currently or within 60 days.
 (6) Consists of options to acquire 11,647 shares of Class A Common Stock exercisable currently or within 60 days.
 (7) Director of the Company. Consists of (i) options to acquire 10,000 shares of Class A Common Stock exercisable currently or within 60 days; (ii) 61,630 shares of Class A Common Stock owned outright; and (iii) 2,293 shares of Class A Common Stock owned by a profit sharing plan of which Mr. Cummin is trustee. Mailing address is Three Pickwick Plaza, Greenwich, Connecticut 06830.
 (8) Director of the Company. Shares are owned of record by Kautz Family Partners, L.P. of which Mr. Kautz is general partner. Includes options to acquire 10,000 shares of Class A Common Stock exercisable currently or within 60 days.

 (9) Director of the Company and father of C. James Koch. Includes options to acquire 10,000 shares of Class A Common Stock exercisable currently or within 60 days and 2,000 shares owned by the spouse of Mr. Charles Joseph Koch.
(10) Director of the Company. Includes options to acquire 10,000 shares of Class A Common Stock exercisable currently or within 60 days. Mailing address is c/o The Wing Group, 1610 Woodstead Court, Suite 200, The Woodlands, Texas 77380.
(11) Includes options to acquire 5,000 shares of Class A Common Stock exercisable currently or within 60 days and 1,000 shares of Class A Common Stock owned by the spouse of Mr. Hiatt.

                DIRECTOR COMPENSATION FOR THE LAST FISCAL YEAR

  Except as described in the following paragraph, the Company's Directors are not compensated for their services as such, although they are on occasion reimbursed for out-of-pocket expenses incurred in attending meetings.

  On May 21, 1996, the Company adopted a Non-Employee Director Stock Option Plan pursuant to which each non-employee director of the Company receives the grant of 2,500 shares of the Company's Class A Common Stock annually as of the date of the Annual Stockholders' Meeting of the Company. The grant price for such options is based upon the fair market value of the Company's stock as of the date of grant. On May 21, 1996, each non-employee director was granted an option to purchase up to 2,500 shares at a per share price of $18.5625 per share; on June 3, 1997, each non-employee director was granted an option to purchase up to 2,500 shares of the Company's stock at $9.50 per share; on June 1, 1998, each non-employee director was granted an option to purchase up to 2,500 shares at a per share price of $11.1875; and on June 1, 1999, each non-employee director was granted an option to purchase up to 2,500 shares at a per share price of $8.125. The grant of stock options under this Non-Employee Director Stock Option Plan is subject to the requirement that each director comply with his fiduciary obligations with the Company. If any breach of such obligations should occur, the Company shall be entitled, in addition to any other remedies available to it, to recover all profit realized by him as a result of the exercise of such option during the last 12 months of his term as director and at any time after the expiration of such term. On December 19, 1997, the Board amended the terms of such Non-Employee Director Stock Option Plan (and of each stock option grant made pursuant to the terms of such Plan) to increase from ninety (90) days to three (3) years the period within which each option would remain exercisable following the date on which the optionee ceased to be a Director of the Company, subject in any case to the ten (10) year term of each option.

                            COMPENSATION COMMITTEE
                       REPORT ON EXECUTIVE COMPENSATION

  Compensation Philosophy. The Company's executive compensation system continues to be comprised of base salaries, annual bonuses and stock option awards. Executive compensation is subject to the oversight and approval of the Compensation Committee of the Board of Directors (the "Committee"), which reviews executive officer compensation annually. Executive compensation is designed to be competitive within the alcoholic beverages industry and other companies of comparable size and complexity, so as to enable the Company to continue to attract and retain talented and motivated individuals in key positions.

  Compensation paid to the Company's executive officers is intended to reflect the responsibility associated with each executive officer's position, the past performance of the specific executive officer, the goals of management and the profitability of the Company. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Company performance, as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where, in its judgment, external or individual circumstances warrant it.

  Equity-Based Compensation. During 1999, the Compensation Committee again devoted significant attention to the grant of so-called Discretionary Options under the Company's Employee Equity Incentive Plan. The Discretionary Options feature of the Employee Equity Incentive Plan has been used by the Compensation Committee as an integral part of the overall compensation approach for the officers of the Company. Such stock option awards are designed to provide incentive to the Company's key management employees to increase the market value of the Company's stock, thus linking corporate performance and stockholder value to executive compensation.

  As amended and restated in 1997, the Employee Equity Incentive Plan calls for the Committee to make recommendations to the full Board with respect to the grant of Discretionary Options. In recommending the grant of options, the Compensation Committee takes into account the position and responsibilities of the optionee being considered, the nature and value to the Company of his or her service and accomplishments, his or her present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant. In carrying out these responsibilities in 1999, the Committee met with the Company's Chief Executive Officer in October to review Management's preliminary thinking with respect to Discretionary Options to be granted effective January 1, 2000. The Committee met again with the Chief Executive Officer in December to review final recommendations in the context of the overall compensation plan for executives. Based on this review, the Committee recommended that options covering an aggregate of 275,000 shares of Class A Common Stock be granted by the Board, effective as of January 1, 2000. The Committee also recommended, and the Board approved, that a portion of the options granted to the Company's two most senior executives carry exercise prices representing a premium over the current market price for the Company's Class A Common Stock.

  Up to an aggregate of 2,687,500 shares of Class A Common Stock may be issued under the Employee Equity Incentive Plan. As of March 31, 2000, there were approximately 600,000 shares of Class A Common Stock available for grant under the Employee Equity Incentive Plan.

  A detailed description of the Employee Equity Incentive Plan is included elsewhere in this Proxy Statement. The Employee Equity Incentive Plan may be amended or terminated by the Board of Directors, subject to the approval of the holders of a majority in interest of the Class B Common Stock of the Company.

  Chief Executive Officer Compensation. The Compensation Committee reviewed and approved the compensation paid to the Company's Chief Executive Officer,
C. James Koch, during 1999. In reviewing such compensation, the Committee evaluated the Company's success in executing against the Company's strategic plan for maintaining its leading position in the highly competitive craft beer industry. The Compensation Committee believes that the compensation paid to Mr. Koch in 1999 was reasonable in light of the Company's overall performance, especially in the area of profitability. The Committee also now believes that, even though Mr. Koch already has a significant equity position in the Company, his compensation should also be aligned with the interests of all stockholders. Accordingly, the Compensation Committee recommended, and the Board approved, the grant to Mr. Koch of a Discretionary Option covering 30,000 shares, effective January 1, 2000, of which 6,000 shares carry an exercise price of $7.15625; 7,500 shares carry an exercise price of $9.5178; 7,500 shares carry an exercise price of $11.9509; and 9,000 shares carry an exercise price of $14.3125.

                                          The Compensation Committee:
                                          James C. Kautz, Chairman
                                          Pearson C. Cummin, III
                                          Robert N. Hiatt
                                          John B. Wing

                       EXECUTIVE OFFICERS OF THE COMPANY

  Information required by Item 7(b) of Schedule 14A with respect to executive officers of the Corporation is set forth below. The executive officers of the Corporation are elected annually by the Board of Directors and hold office until their successors are elected and qualified, or until their earlier removal or resignation.

  C. James Koch, 50, co-founded the Company in 1984 and has been the Chief Executive Officer throughout the Company's history.

  Martin F. Roper, 37, was appointed President of the Corporation in December, 1999, after having served as its Chief Operating Officer since April, 1997. He joined the Company as Vice President--Operations in September 1994 from Steel Works Inc. where he was President of the MEG Division. From July 1990 to October 1992, Mr. Roper was Executive Vice President of Blocksom & Co.

  Richard P. Lindsay, 38, serves as Chief Financial Officer of the Corporation. Mr. Lindsay joined the Company in early 1997 to assist in the acquisition and integration of the Company's Cincinnati brewery. Immediately following the acquisition, Mr. Lindsay served as Corporate Controller until he was appointed Vice President--Finance in November 1998 and assumed his current position in October 1999. Prior to joining the Company, Mr. Lindsay held various finance and consulting positions at Agility, Inc., KPMG Peat Marwick LLP and Shawmut Bank.

  Jeffrey White, 42, is Vice President of Operations. Mr. White has served in his current position since April 1997. He had served as Director of Operations of the Company from 1994 to 1997, Operations Manager from 1991 to 1994, and as Distribution Manager from 1989 to 1991. Mr. White worked for Anheuser-Busch from 1988 to 1989 as a Packaging Supervisor and prior to that, for New Amsterdam Brewing Company as Operations Manager.

  David Grinnell, 41, has been Manager of Brewing Operations of the Company since 1988.

                            EXECUTIVE COMPENSATION

  The following table sets forth all compensation awarded to, earned by or paid to the Corporation's Chief Executive Officer and each of the Corporation's executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to the Company for the Company's three most recent fiscal years ended December 25, 1999, December 26, 1998, and December 27, 1997.

                          SUMMARY COMPENSATION TABLE

                                         Annual                       Other
                                     Compensation(1)               Compensation
   Name and Principal               ----------------- Other Annual     from
        Position               Year  Salary  Bonus(2) Compensation  Securities
   ------------------          ---- -------- -------- ------------ ------------
C. James Koch................. 1999 $184,465     --       $976       $ 2,072
 Chairman and Chief            1998 $184,465     --       $745           --
 Executive Officer             1997 $184,465 $36,750      $185           --

Martin F. Roper............... 1999 $324,461 $45,000      $168           --
 President and Chief           1998 $281,511 $40,000      $539           --
 Operating Officer             1997 $213,302 $   500      $209           --

Richard P. Lindsay............ 1999 $128,017 $11,500      $ 84           --
 Chief Financial Officer       1998 $102,898 $15,000      $ 50           --
 and Treasurer                 1997 $ 63,452 $ 6,500      $ 24           --

Jeffrey D. White.............. 1999 $109,339 $13,000      $ 89       $ 5,471
 Vice President of Operations  1998 $105,651 $11,640      $ 58       $12,500
                               1997 $ 93,264 $   500      $ 88       $22,084

--------
(1) Included in this column are amounts earned, though not necessarily received, during the corresponding fiscal year.
(2) The bonus amounts for the executive officers have been restated so that the bonus for all fiscal year periods is recorded for each officer in the year in which such bonus is paid.

  The following sets forth, as of December 25, 1999, information regarding options exercised by the Executive Officers during the fiscal year ended December 25, 1999 as well as information regarding unexercised options held by such Executive Officers and the value of "in-the-money" options.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES AS OF DECEMBER 25, 1999

                                                          Number of Securities            Value of
                                                               Underlying                Unexercised
                                                               Unexercised              In-the-Money
                                                               Options at                Options at
                                                               FY-End (#)               FY-End ($)(2)
                         Shares Acquired Value Realized ------------------------- -------------------------
     Name                on Exercise (#)     ($)(1)     Exercisable Unexercisable Exercisable Unexercisable
     ----                --------------- -------------- ----------- ------------- ----------- -------------
C. James Koch...........         0                0         2,927       15,000      $21,001           0
Martin F. Roper.........         0                0       321,148      223,735            0           0
Richard P. Lindsay......         0                0         1,250       18,750            0           0
Jeffrey D. White........       654           $5,471         4,999       20,435            0      $3,114
David Grinnell..........         0                0        17,055       25,381      $14,745      $2,734

--------
(1) Excludes value realized from the vesting of Investment Shares purchased in prior year periods.
(2) Based upon a fair market value at December 25, 1999 of $7.185 per share, determined in accordance with the rules of the Securities and Exchange Commission, less the option exercise price or purchase price.

Employment Agreements

  The Company has not entered into employment agreements with any of its employees. However, the Stockholder Rights Agreement between the Company and initial stockholders of the Company provides that so long as Mr. Koch remains an employee of the Company (i) he will devote such time and effort, as a full-time, forty (40) hours per week occupation, as may be reasonably necessary for the proper performance of his duties and to satisfy the business needs of the Company, (ii) the Company will provide Mr. Koch benefits no less favorable than those formerly provided to him by the Partnership and (iii) the Company will purchase and maintain in effect term life insurance on the life of Mr. Koch.

The Employee Equity Incentive Plan

  The Employee Equity Incentive Plan is the successor to the Partnership's 1995 Management Option Plan, the various Partnership employee investment unit plans, and various discretionary options granted by the Partnership. The predecessor Incentive Share Plans entitled eligible employees to certain deferred compensation, generally payable after termination of employment and calculated based on appreciation in the value of equity interests in the Company from the date of an award, and (ii) a series of plans under which a broader group of employees of the Partnership were permitted to purchase similar deferred compensation rights.

  As of March 31, 2000, there are (i) outstanding Management Options for 45,244 shares of Class A Common Stock at an exercise price of $0.01 per share, of which options to purchase 39,536 shares are immediately exercisable; (ii) outstanding Discretionary Options for 1,316,216 shares of Class A Common Stock at an average exercise price of $11.32 per share of which the options to purchase 687,147 shares are immediately exercisable; and (iii) rights to receive 107,670 Investment Shares, of which rights to receive 49,736 shares have vested.

  A more complete discussion of the specific terms and provisions of the Employee Equity Incentive Plan is provided below.

Stock Options

  The following table sets forth certain information concerning grants of stock options made during the year ended December 25, 1999 to the executive officers named below:

                 OPTION GRANTS IN YEAR ENDED DECEMBER 25, 1999

                                                         Individual Grants
                                    ------------------------------------------------------------
                                                                              Potential
                         Number of   Percent of                          Realizable Value at
                         Securities    Total     Exercise              Assumed Annual Rates of
                         Underlying   Options       or                 Stock Price Appreciation
                          Options    Granted to    Base                   for Option Term(2)
                          Granted   Employees in   Price   Expiration --------------------------
     Name                  (#)(1)   Fiscal Year  Per Share    Date      0%      5%        10%
     ----                ---------- ------------ --------- ---------- ---------------- ---------
C. James Koch...........   15,000        5.5%    [See Note [See Note  $ 0.00 $  54,199 $ 119,765
                                                   3 below]  4 below]
Martin F. Roper.........   40,000       14.5%    [See Note [See Note  $ 0.00 $ 144,530 $ 319,373
                                                   5 below]  4 below]
Richard P. Lindsay......   15,000        5.5%    $  8.4375    1/1/09  $ 0.00 $  79,594 $ 201,708
Jeffrey D. White........   15,000        5.5%    $  8.4375    1/1/09  $ 0.00 $  79,594 $ 201,708
David Grinnell..........   10,000        3.6%    $  8.4375    1/1/09  $ 0.00 $  53,063 $ 134,472

--------
(1) Options vest at 20% each year. Options become immediately exercisable in full in the event that C. James Koch and/or members of his family cease to control a majority of the Company's issued and outstanding Class B Common Stock.
(2) The potential realizable value of the options reported above was calculated by assuming 0%, 5% and 10% annual rates of appreciation above the fair market value of the Class A Common Stock of the Company from the date of grant (determined in accordance with the rules of the Securities and Exchange Commission) of the options until the expiration of the options. These assumed annual rates of appreciation were used in compliance with the rules of the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Class A Common Stock of the Company. The actual value realized from the options could be higher or lower than the values reported above, depending upon the future appreciation or depreciation of the Class A Common Stock during the option period, the option holder's continued employment through the option period and the timing of the exercise of the options.
(3) Options for 3,000 shares carry an exercise price of $8.4375; 3,750 shares carry an exercise price of $11.2219; 3,750 shares carry an exercise price of $14.0906; and 4,500 shares carry an exercise price of $16.8750.

(4) The Options terminate on the expiration of the 10-day period that commences on the third business day after the Company files with the Securities and Exchange Commission its Annual Report on Form 10-K for its 2003 fiscal year.
(5) Options for 8,000 shares carry an exercise price of $8.4375; 10,000 shares carry an exercise price of $11.2219; 10,000 shares carry an exercise price of $14.0906; and 12,000 shares carry an exercise price of $16.8750.

Other Related Transactions

 Company Stock Performance

  The chart set forth below shows the value of an investment of $100 on November 21, 1995 in each of the Corporation's stock ("Boston Beer"), the Standard & Poor's 500 Index ("S&P 500") and a peer group as of December 31, 1999.

                                    [GRAPH]

                    COMPARISON OF CUMULATIVE TOTAL RETURNS*

                       STARTING
                         BASIS
                       November
DESCRIPTION              1995      1995     1996     1997     1998     1999
--------------------------------------------------------------------------------
BOSTON BEER INC ($)     $100.00   $118.75  $ 51.25  $ 39.06  $ 42.50  $ 35.94

S&P 500 ($)             $100.00   $106.40  $130.83  $174.48  $224.34  $271.55

S&P BEVERAGES--
ALCOHOLIC ($)           $100.00   $ 99.85  $119.78  $124.85  $177.46  $190.21

PEER GROUP ONLY ($)     $100.00   $ 88.14  $ 28.41  $ 16.92  $ 12.72  $  8.96

PEERS+YOUR COMPANY ($)  $100.00   $110.09  $ 42.59  $ 30.07  $ 29.87  $ 24.37

NOTE: Data complete through last fiscal year.

NOTE: Corporate Performance Graph with peer group uses peer group only performance (excludes your company).

NOTE: Peer group indices use beginning of period market capitalization weighting.


*TOTAL RETURN BASED ON $100 INITIAL INVESTMENT & REINVESTMENT OF DIVIDENDS


                      THE EMPLOYEE EQUITY INCENTIVE PLAN

  On November 20, 1995, the Company adopted the Employee Equity Incentive Plan which provided for the grant of Management Options, Discretionary Options and Investment Shares (each is described below). The maximum number of shares of the Company's Class A Common Stock originally authorized for issuance under the Employee Equity Incentive Plan was 1,687,500 shares. On October 20, 1997, the Board of Directors (the "Board') and the sole holder of the Corporation's Class B Common Stock amended the Employee Equity Incentive Plan to provide for an additional 1,000,000 authorized shares and, on December 19, 1997, the Company further amended the Employee Equity Incentive Plan to delete the provision which had permitted the grant of Management Options which had been granted at a per share exercise price of $0.01 and to provide for a shift from the Compensation Committee to the full Board of Directors authority to act under the Employee Equity Incentive Plan, based on recommendations brought to it by the Compensation Committee. Shares of Class A Common Stock which are the subject of Management Options or Discretionary Options which lapse unexercised or Investment Shares which do not vest and are repurchased by the Company or which are redeemed by the Company shall again be available for issuance under the Employee Equity Incentive Plan. The maximum number of shares available for grants is subject to adjustment for capital changes.

  In adopting the Employee Equity Incentive Plan, the Company has also approved, subject to certain further restrictions described below, the assumption of rights to acquire equity interests in the Company granted under certain predecessor plans of the Partnership.

Administration, Termination and Amendment

  The Employee Equity Incentive Plan is administered by the Board of Directors (the "Board") and the sole holder of the Corporation's Class B Common Stock, taking into account recommendations from the Compensation Committee of the Board. The Compensation Committee consists of at least two (2) members of the Board, none of whom shall be or at any time have been employees of the Company. The members of the Compensation Committee are appointed by the Board and the Board may at any time, subject to the above restrictions, appoint one or more members of the Compensation Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Compensation Committee, however caused. The Board, subject to the approval of the holders of a majority in interest of the Company's then issued and outstanding Class B Common Stock, may modify, amend or terminate the Employee Equity Incentive Plan at any time. Termination or amendment of the Employee Equity Incentive Plan shall not, without the consent of any person affected thereby, modify or in any way affect any Discretionary Options granted or Investment Shares purchased prior to such termination or amendment.

Eligibility to Participate

  Employees eligible to participate in the Employee Equity Incentive Plan ("Eligible Employees") are those employees of the Company who:

    (i) have been employed by the Company for at least one (1) year; and

    (ii) have entered into an Employment Agreement with the Company containing certain terms and conditions as the Board, in its discretion, may from time to time require. Only full-time management-level Eligible Employees, as determined by the Compensation Committee in its sole discretion, shall be selected by the Compensation Committee for a recommendation to the Board to be granted Discretionary Options. In designating Optionees for Discretionary Options, the Compensation Committee shall take into account each prospective Optionee's level of responsibility, performance, potential and such other considerations as the Compensation Committee deems appropriate.

Terms and Provisions

  Management Options and Discretionary Options. While Management Options granted prior to December 31, 1997 remain outstanding, effective as of December 19, 1997, the Employee Equity Incentive Plan no longer provides for the grant of Management Options. Therefore, as of the date of its meeting in October of each year, the Compensation Committee shall make its recommendation to the Board concerning the overall total number of shares which are eligible for option grants and such other and further details as the Compensation Committee may deem appropriate. Immediately prior to the Board's meeting in December of each year, the Compensation will finalize its recommendation, taking into consideration the recommendations of management, and will thereafter makes its final recommendation to the Board with respect to the grant of Discretionary Options to selected Optionees. The terms of each Discretionary Option shall be set forth in an Option Agreement, which shall include the following terms, conditions and restrictions:

    (i) The right to exercise a Discretionary Option shall vest over the period of five (5) years after the Option Date at the rate of twenty percent (20%) of the Option Shares covered thereby per year, or upon such other vesting schedule as the Compensation Committee recommends, and the Board shall so approve, so long as the Optionee continues to be employed by the Company as of each vesting date, provided, however, that (i) the Board may permit accelerated vesting in its discretion, (ii) Discretionary Options shall become exercisable in full in the event of an Optionee's retirement at or after reaching age 65, death or disability, and (iii) the Compensation Committee may recommend, and the Board may so approve, tying exercisability to compliance by an Optionee with any applicable restrictive covenants; and

    (ii) Except as recommended by the Compensation Committee, and approved by the Board, from time to time, a Discretionary Option shall terminate on the earlier to occur of the expiration of (i) ninety (90) days after the Optionee ceases to be an employee of the Company and (ii) ten (10) years after the Option Date.

  Investment Shares. Eligible Employees may also become Participants in the Employee Equity Incentive Plan and invest up to ten percent (10%) of their most recent annual W-2 earnings in shares ("Investment Shares") of Class A Common Stock. The number of Investment Shares which can be purchased by each Participant will be computed by dividing 10% of the Participant's W-2 earnings by the Investment Share Value. The "Investment Share Value" shall be the mean between the high and the low prices at which shares of Class A Common Stock traded on the New York Stock Exchange or on any other exchange on which such shares may be traded, on the day next preceding the date of a Participant's investment in Investment Shares, which ordinarily shall be effective as of January 1 in each applicable year (based upon the market value of the shares, determined as set forth above, as of the last trading day in December immediately preceding such January 1) and discounted, according to the Participant's years of service with the Company, as follows:

        Years of Service                                                Discount
        ----------------                                                --------
        Less than 2 years..............................................     0%
        2-3 years......................................................    20%
        3-4 years......................................................    30%
        More than 4 years..............................................    40%

  For each full year Investment Shares are held after issuance and the Participant remains employed with the Company, twenty percent (20%) of such Investment Shares will become vested. All Investment Shares which have not yet vested shall automatically vest in the event of the termination of a Participant's employment with the Company by reason of his or her retirement at or after reaching age 65, death or disability. The Compensation Committee may also accelerate vesting at any time in its discretion. All unvested Investment Shares shall be held in escrow by an escrow agent selected by the Compensation Committee, pursuant to a Restricted Stock Escrow Agreement.

  Any Participant who is not subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, shall have the right at any time to cause the Company to redeem all, but not less than all, of such Participant's Investment Shares at a price equal to the lesser of (i) the Discounted Investment Share Value at which the Investment Shares were issued and (ii) the fair market value of such Investment Shares, as of the date next preceding the date on which the Investment Shares are tendered for redemption.

  In the event that a Participant's employment with the Company is terminated other than because of retirement at or after the age of 65, death or disability, the Company has the right, but not the obligation, to redeem within ninety (90) days after such termination any or all of the Investment Shares previously purchased by the Participant which have not vested, at a price, payable in cash, equal to the lesser of (i) the Discounted Investment Share Value at which the Shares were issued and (ii) the fair market value of such Investment Shares, as of the date next preceding the date on which the Investment Shares are called for redemption.

  Except as otherwise specifically provided for above, no right or interest under the Employee Equity Incentive Plan of any Eligible Employee shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, other than by will or the laws of descent and distribution; and no such right or interest of any Eligible Employee shall be subject to any obligation or liability of such Eligible Employee. A Management Option or Discretionary Option shall be null and void and without effect upon the bankruptcy of the Optionee or upon the attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the option.

Recent Grants

  The following summarizes the total grants of Management Options and Discretionary Options during fiscal year 1999. Dollar values below are based upon a fair market value of Class A Common Stock at December 25, 1999 of $7.185 per share, determined in accordance with the rules of the Securities and Exchange Commission, less the option exercise price. No Management Options granted to the executive officers or employees of the Company during the year ended December 25, 1999.

  The following sets forth the details of Discretionary Options granted during the year ended December 25, 1999:

                                                 Discretionary Option Grants
                                                 -------------------------------
                                                    Dollar          Number of
       Name and Position                           Value(1)          Shares
       -----------------                         ---------------  --------------
C. James Koch, Chairman and Chief Executive
 Officer.......................................  $       (88,397)        15,000
Martin F. Roper, President and Chief Operating
 Officer.......................................  $      (235,725)        40,000
Richard P. Lindsay, Chief Financial Officer and
 Treasurer.....................................  $       (18,788)        15,000
Jeffrey D. White, Vice President of
 Operations....................................  $       (18,788)        15,000
David Grinnell, Manager of Brewing Operations..  $       (12,525)        10,000
Rhonda L. Kallman, Executive Vice President of
 Sales & Brand Development(2)..................  $      (235,725)        40,000
Alfred W. Rossow, Jr., Executive Vice President
 and Chief Financial Officer(3)................  $       (58,931)        10,000
Roberta A. Merkel, Vice President of Brand
 Development(4)................................  $       (62,625)        50,000
All Directors (excluding Executive Officers)...  $       (11,750)        12,500
Employees as a Group (excluding Executive
 Officers).....................................  $      (100,200)        80,000

--------
(1) Calculated by multiplying the difference between the per share value of Class A Common Stock on December 25, 1999 and the respective option exercise price, and multiplying by the number of shares subject to Discretionary Options granted.
(2) Ms. Kallman, former Executive Vice President of Sales and Brand Development, is no longer an employee of the Company and her Options have lapsed.
(3) Mr. Rossow, former Executive Vice President and Chief Financial Officer, is no longer an employee of the Company and all of his Options have lapsed.
(4) Ms. Merkel, former Vice President of Brand Development, is no longer an employee of the Company and her Options have lapsed.

Recapitalization, Reorganizations

  The Employee Equity Incentive Plan provides that in the event that the outstanding shares of Class A Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares which may be issued under the Employee Equity Incentive Plan and as to which outstanding Management Options or Discretionary Options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the Optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding Discretionary Options shall be made without change in the total price applicable to the unexercised portion of such Discretionary Options and with a corresponding adjustment in the exercise price per share. The exercise price per share of Management Options shall remain $0.01 per share.

Previously Granted Options and Investment Shares

  All options granted by the Partnership prior to November 20, 1995, which were assumed under the Employee Equity Incentive Plan on that date and became Management Options or Discretionary Options, first became exercisable, to the extent that the right to exercise had otherwise then vested, on March 1, 1996, except that any such options held by Optionees subject to the provisions of
Section 16(b) of the 1934 Act did not become exercisable until May 20, 1996. All Investment Shares purchased from the Partnership prior to November 20, 1995, which had vested prior to March 1, 1996, were issued to the applicable Participants on that date, except that vested Investment Shares otherwise then issuable to Participants subject to the provisions of Section 16 (b) of the 1934 Act did not become issuable until May 20, 1996.

Resale Restrictions

  Notwithstanding any other provision of the Employee Equity Incentive Plan, the Company may delay the issuance of shares covered by the exercise of a Management Option or a Discretionary Option or any Investment Shares which have vested (in any such case, "Shares") until one of the following conditions shall be satisfied:

    (i) Such Shares are at the time of issuance effectively registered under applicable federal and state securities acts, as now in force or hereafter amended; or

    (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that the issuance of such Shares is exempt from registration under applicable federal and state securities acts, as now in force or hereafter amended.

  Moreover, unless the Shares to be issued have been effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), the Company shall be under no obligation to issue such Shares unless the Optionee or Participant shall first give written representation to the Company, satisfactory in form and scope to the Company's counsel and upon which in the opinion of such counsel the Company may reasonably rely, that he or she is acquiring the Shares to be issued to him or her as an investment and not with a view to or for sale in connection with any distribution thereof in violation of the 1933 Act. The Company shall have no obligation, contractual or otherwise, to any Optionee or Participant to register under any federal or state securities laws any Shares issued under the Employee Equity Incentive Plan to such Optionee or Participant.

  Notwithstanding the above, Shares acquired under the Employee Equity Incentive Plan while a Registration Statement relating to such Shares is in effect under the 1933 Act, by persons who are not affiliates of the Company may be sold by such persons without registration under the 1933 Act, and without the need to comply with Rule 144 thereunder. Public resales of shares acquired (while a Registration Statement relating to such shares is in effect under the 1933 Act) under the Employee Equity Incentive Plan by persons who are affiliates of the Company will be subject to registration or compliance with the requirements of Rule 144 under the 1933 Act, other than the holding period requirement of paragraph (d) of that Rule. Employees who are Directors or officers of the Company may be deemed to be affiliates of the Company.

Tax Effects of Employee Equity Incentive Plan Participation

  The Employee Equity Incentive Plan described herein is not a qualified plan under Section 401 of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

  Management and Discretionary Options. Upon the grant of a Management Option or Discretionary Option, the Participant will not recognize ordinary income nor will the Company be entitled to a deduction. Upon the exercise of a Management Option or a Discretionary Option, the Participant will generally recognize ordinary income in the amount by which the fair market value of Class A Common Stock at the time of exercise exceeds the exercise price for the Shares then purchased and the Company will generally be entitled to a deduction for such amount of ordinary income recognized. Upon a subsequent disposition of Class A Common Stock, the Participant will realize a short-term or long-term capital gain or loss, depending upon the holding period of the Class A Common Stock, with the basis for computing such gain or loss equal to the fair market value of Class A Common Stock on the date of exercise.

  Investment Shares. Upon the purchase of an Investment Share, the Participant will not recognize ordinary income provided the Participant makes an election under Section 83(b) of the Internal Revenue Code (such election is referred to herein as a "Section 83(b) election"). If the Participant makes a Section 83(b), election then the Participant will immediately recognize ordinary income in the amount by which the fair market value of the Investment Shares on the date of acquisition exceeds the purchase price therefor. If the Participant does not make a Section 83(b) election, then, upon vesting of the Investment Shares, the Participant will recognize ordinary income in the amount by which the fair market value of the Investment Shares then vesting, as of the date of vesting, exceeds the purchase price therefor. The Company will generally be allowed a deduction in an amount equal to the income recognized by the Participant in the tax year in which such income is recognized. Upon the disposition of Investment Shares, the Participant will realize a short-term or long-term capital gain or loss, depending upon the holding period of the Investment Shares, after they have vested, with the basis for computing such gain or loss equal to the amount of ordinary income realized on such shares plus the purchase price therefor. Participants purchasing Investment Shares should consult their tax advisors regarding the advisability of making a Section 83(b) election. A Section 83(b) election must be made within thirty (30) days of the purchase of Investment Shares.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has appointed Arthur Andersen, L.L.P. as independent auditors to examine the consolidated financial statements of the Company for the fiscal year ending December 25, 1999. A representative of Arthur Andersen, L.L.P. is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions. The engagement of Arthur Andersen, L.L.P. was approved by the Board of Directors, at the recommendation of the Audit Committee of the Board of Directors, and by the sole holder of the Corporation's Class B Common Stock.

                       COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors and persons owning more than 10% of the outstanding Class A Common Stock of the Corporation to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% holders of Class A Common Stock are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

  Based solely on copies of such forms furnished as provided above, the Company believes that during the fiscal year ended December 25, 1999, all
Section 16(a) filing requirements applicable to its officers, Directors and owners of greater than 10% of its Class A Common Stock were complied with, except that, through inadvertence, one report relating to two transactions by Charles Joseph Koch was not reported on a timely basis.

               DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

  Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Corporation's Proxy Statement relating to the Annual Meeting of Stockholders to be held in 2001 must be received at the Corporation's principal executive offices in Boston, Massachusetts on or before December 17, 2000. Receipt by the Corporation of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

                                 OTHER MATTERS

  Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

  The cost of this solicitation will be borne by the Corporation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Corporation may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Corporation.

                                  10-K REPORT

  THE CORPORATION WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF AN ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE CORPORATION'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO RICHARD P. LINDSAY, CHIEF FINANCIAL OFFICER, THE BOSTON BEER COMPANY, INC., 75 ARLINGTON STREET, BOSTON, MA 02116.

                                VOTING PROXIES

  The Board of Directors recommends an affirmative vote for all nominees specified herein. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote, the shares represented by such proxies will be voted in favor of the nominees.

                                          By order of the Board of Directors

                                          C. JAMES KOCH, Clerk

Boston, Massachusetts
April 14, 2000

                         THE BOSTON BEER COMPANY, INC.

             PROXY - Annual Meeting of Stockholders - May 30, 2000

                             CLASS A COMMON STOCK

     The undersigned, a stockholder of THE BOSTON BEER COMPANY, INC., does hereby appoint C. James Koch the undersigned's proxy, with full power of substitution, to appear and vote at the Annual Meeting of Stockholders, to be held on May 30, 2000 at 10:00 A.M., local time, or at any adjournments thereof, upon such matters as may come before the Meeting.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby instructs said proxy, or his substitute, to vote as specified on the reverse side on the following matters and in accordance with his judgment on other matters which may properly come before the Meeting.

                (Continued and to be Completed on Reverse Side)

                           . FOLD AND DETACH HERE .

                               Admission Ticket

                         THE BOSTON BEER COMPANY, INC.

                              2000 ANNUAL MEETING

                             Tuesday, May 30, 2000
                                  10:00 A.M.
                                  The Brewery
                              30 Germania Street
                                  Boston, MA

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION, SIGN AND DATE THIS CARD IN THE SPACE BELOW. NO BOXES NEED TO BE CHECKED.

Please mark
your vote as
indicated in     [x]
this example

Election of Class A Directors.

FOR all nominees listed. (Except as marked to the contrary to the right.) [ ]

WITHHOLD authority for all nominees listed. [ ]

Pearson C. Cummin, III, James C. Kautz and Robert N. Hiatt
(Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

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I plan to attend the meeting. [ ]

PLANNING TO ATTEND? Please help our planning efforts by letting us know if you expect to attend the Annual Meeting. Please call (617) 368-5050, and check the box above.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED SUCH SHARES WILL BE VOTED IN FAVOR OF SUCH ITEM.

IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) below exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full title when signing. Where shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.

Dated                               , 2000
      ------------------------------

------------------------------------ (L.S.)

------------------------------------ (L.S.)
Stockholder(s) Sign Here

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                           . FOLD AND DETACH HERE .

[MAP APPEARS HERE]

DIRECTIONS TO THE BREWERY
FROM THE SOUTH OF BOSTON
Take 93N to exit 18 (Mass Ave. and Roxbury Exit). Go straight down Melnea Cass Blvd toward Roxbury. Once on Melnea Cass Blvd you will go through seven lights. At the eighth light take a left on Tremont St. (Landmark: Northeastern University and Ruggles T Station will be on your right when you turn onto Tremont St. Note: Tremont St. eventually becomes Columbus Ave.). Follow Tremont St. through seven lights. Take a right on Amory St. (Landmark: look for a big, powder blue Muffler Mart shop on the right - directly after Centre Street). Follow Amory St. through 2 lights. After the 2nd light take a left on Porter St. (Landmark: Directly after Boylston St.). Go to the end of Porter St. and the Brewery is on the right.

FROM THE NORTH OF BOSTON
Take 93S to exit 18 (Mass Ave. and Roxbury exit) and follow the above directions.

FROM THE SUBWAY
Take the Orange Line outbound toward Forest Hills. Exit at the Stony Brook stop. Above ground take a left onto Boylston St. Take your first right onto Amory St. Then take your first left onto Porter St. to Brewery gate (the Brewery will be at the end of Porter St. on your right).